FOR:	International Speedway Corporation
CONTACT:	Investor Relations (386) 681-6516 Phoenix Raceway Communications (623) 463-5613

International Speedway Corporation Board of Directors Approve Major Redevelopment Project
at Phoenix Raceway

~ Project to Reinforce Venue as Premier Motorsports Destination in the West ~

DAYTONA BEACH, Fla. - November 30, 2016 - International Speedway Corporation (NASDAQ Global Select Market: ISCA; OTC Bulletin Board: ISCB) (“ISC”) announced today that its Board of Directors has approved a multi-year redevelopment project to elevate the fan and spectator experience at Phoenix Raceway (“PIR”), the company’s 52-year-old motorsports venue.  The redevelopment is expected to focus on new and upgraded seating areas, vertical transportation options, new concourses, enhanced hospitality offerings and an intimate infield experience with greater accessibility to pre-race activities.
The redevelopment of PIR was previously discussed as part of ISC’s capital allocation plan during its third quarter fiscal 2016 earnings conference call.  The capital allocation plan, which covers fiscal years 2017 through 2021, includes $500 million of capital reinvestment in the Company’s 13 existing facilities, including PIR.  The redevelopment project at PIR is expected to cost approximately $178 million, including maintenance capital and before capitalized interest.  The project will contribute between approximately $8.5 million and $9.0 million in incremental EBITDA to ISC’s profitability in its first full year of opening.  The project is expected to commence in early 2017 and be complete in late 2018.  Specifics concerning the PIR redevelopment project scope, capital investment and returns will be released at a later date, as details are finalized, and further discussed on ISC’s fourth quarter fiscal 2016 earnings call in January 2017.
“Phoenix Raceway provides a one-of-a-kind setting for some of the most exciting and thrilling races that the sport has to offer,” said ISC Chief Executive Officer Lesa France Kennedy. “This project will further enhance that experience and ensure that the venue continues to be a treasured destination for race fans.”
In addition to fan and spectator areas, PIR is exploring improvements for competitors and industry personnel, particularly key structures located throughout the infield.

“We are energized about the changes that we are bringing to Phoenix Raceway and we think the fans will be too,” said Phoenix Raceway President Bryan R. Sperber. “The race track itself will remain unchanged as one of the most exciting circuits in motorsports, but we will modernize much of the venue and provide our fans with a high-quality, leading-edge experience.”
Additional details on the redevelopment are scheduled to be announced in January.
Images of the initial project renderings are attached.
All images can be credited: “courtesy ISC.”
About ISC
International Speedway Corporation is a leading promoter of motorsports activities, currently promoting more than 100 racing events annually as well as numerous other motorsports-related activities.  The Company owns and/or operates 13 of the nation’s major motorsports entertainment facilities, including Daytona International Speedway® in Florida (home of the DAYTONA 500®); Talladega Superspeedway® in Alabama; Michigan International Speedway® located outside Detroit; Richmond International Raceway® in Virginia; Auto Club Speedway of Southern CaliforniaSM near Los Angeles; Kansas Speedway® in Kansas City, Kansas; Phoenix International Raceway® in Arizona; Chicagoland Speedway® and Route 66 RacewaySM near Chicago, Illinois;  Homestead-Miami SpeedwaySM in Florida; Martinsville Speedway® in Virginia; Darlington Raceway® in South Carolina; and Watkins Glen International® in New York.
The Company also owns and operates Motor Racing NetworkSM, the nation's largest independent sports radio network and Americrown Service CorporationSM, a subsidiary that provides catering services, and food and beverage concessions.  In addition, the Company has a 50 percent interest in the Hollywood Casino at Kansas Speedway.  For more information, visit the Company's Web site at www.internationalspeedwaycorporation.com.
About Phoenix International Raceway
Since 1964, Phoenix International Raceway has been the premier motorsports venue in the Southwest.  Founded as an open-wheel racing mecca, PIR is proud to once again host the Desert Diamond West Valley Phoenix Grand Prix Verizon IndyCar Series race under the lights in April.  Phoenix is the only track in the West to feature two NASCAR Sprint Cup Series weekends a year, beginning with the Camping World 500 race weekend in March 17-18.  The schedule is anchored by the Can-Am 500 race weekend on Nov. 11-13, the semifinal race in the Chase for the NASCAR Cup after which the field is reduced to the final four championship contenders.  For more information, visit the Company’s Web site at www.phoenixraceway.com.
Statements made in this release that express the Company's or management's beliefs or expectations and which are not historical facts or which are applied prospectively are forward-looking statements. It is important to note that the Company's actual results could differ materially from those contained in or implied by such forward-looking statements. The Company's results could be impacted by risk factors, including, but not limited to, weather surrounding racing events, government regulations, economic conditions, consumer and corporate spending, military actions, air travel and national or local catastrophic events. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings including, but not limited to, the 10-K and subsequent 10-Qs. Copies of those filings are available from the Company and the SEC. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be needed to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by International Speedway or any other person that the events or circumstances described in such statement are material.

###

ROSSETTI

ROSSETTI . ARCHITECTURE . INTERIORS . GRAPHICS . PLANNING
160 WEST FORT, SUITE 400, DETROIT, MICHIGAN 48226
Telephone. 313.463.5151 ROSSETTI.COM Fax. 313.463.5160

Project

The New Phoenix Raceway- Grandstand and Midway Renovations

7602 South Avondale Blvd
Avondale, Arizona 85353

Professional Seal

No.	Description	Date

Preliminary Not for Construction

Sheet Title

ELEVATIONS

Project Number
2016-019

Sheet number

A-201

Material Keynotes:

1 - Existing Metal Panel
2 - Existing CMU Block
3 - Flat Metal Panel
4 - Galvanized Steel
5 - Concrete
6 - Aluminum Stadia with Plastic Seating
7 - Glass + Aluminum Curtain Wall
8 - Metal Siding System
9 - CMU
10 - CMU To Match Existing at Grade
11 - Aluminum Stair
12 - Sports Lighting
13 - Standing Seam Metal Roof
14 - Chain-link Fence

*all final exterior materials and seating colors to be determined through approval process

LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
1
3
1
4
7
6
12

EAST ELEVATION (Not Visible from Indian Springs Road)
Scale : 1/64" = 1'-0"

LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
1
3
4
1
11
12
14
5
2
8
13

WEST ELEVATION
Scale : 1/64" = 1'-0"

LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
1
3
4
3
5
9
11
12
10
3
7
5
14
3

SOUTH ELEVATION (Not Visible from Indian Springs Road)
Scale : 1/64" = 1'-0"

LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
11
12
3
7
6
1
2
Potential Sponsor Activation
14

NORTH ELEVATION
Scale : 1/64" = 1'-0"

C:\ROSSETTI\Revit\Projects\PIR-Arch_jdonelko.rvt
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© 2016 ROSSETTI

12
4
3 (17,600 SF Applied Sponsor SIGNAGE and Graphic)
29' 7 1/2"
LV-7.5 1062' - 9"
LV-06 Suite Roof 1053' - 1 1/2"
LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
29' - 7 1/2"
12' - 10 1/4"
14'
38' - 5 3/4"
26' - 6"
122' - 5 1/2"
11
9
14
10
7
5

CANYON TWO ELEVATION (Not Visible from Indian Springs Road)

Scale : 1/16" = 1'-0"

3 (20,050 SF Applied Sponsor SIGNAGE and Graphic)
1
1
11
LV-7.5 1062' - 9"
LV-06 Suite Roof 1053' - 1 1/2"
LV-05 Suite Level 1040' - 3 1/4"
LV-04 Accessible Seating Level 1026' - 3 1/4"
LV-03 Main Concourse 987' - 9 1/2"
LV-01 Service Level 960' - 3 1/2"
29' - 7 1/2"
12' - 10 1/4"
14'
38' - 5 3/4"
26' - 6"
122' - 5 1/2"
2
5
4
8
13

CANYON ONE ELEVATION

Scale : 1/16" = 1'-0"

Material Keynotes:

1 - Existing Metal Panel
2 - Existing CMU Block
3 - Flat Metal Panel
4 - Galvanized Steel
5 - Concrete
6 - Aluminum Stadia with Plastic Seating
7 - Glass + Aluminum Curtain Wall
8 - Metal Siding System
9 - CMU
10 - CMU To Match Existing at Grade
11 - Aluminum Stair
12 - Sports Lighting
13 - Standing Seam Metal Roof
14 - Chain-link Fence

*all final exterior materials and seating colors to be determined through approval process

ROSSETTI
ROSSETTI . ARCHITECTURE . INTERIORS . GRAPHICS . PLANNING
160 WEST FORT, SUITE 400, DETROIT, MICHIGAN 48226
Telephone. 313.463.5151 ROSSETTI.COM Fax. 313.463.5160

Project

The New Phoenix Raceway- Grandstand and Midway Renovations

PHOENIX INTERNATIONAL RACEWAY

7602 South Avondale Blvd
Avondale, Arizona 85353

Professional Seal

No.	Description	Date

Preliminary Not for Construction

Sheet Title

CANYON ELEVATIONS

Project Number
2016-019

Sheet number

A-202

© 2016 ROSSETTI

C:\ROSSETTI\Revit\Projects\PIR-Arch_idonelko.rvt
11/9/2016 3:50:06 PM

ROSSETTI

ROSSETTI . ARCHITECTURE . INTERIORS . GRAPHICS . PLANNING
160 WEST FORT, SUITE 400, DETROIT, MICHIGAN 48226
Telephone. 313.463.5151 ROSSETTI.COM Fax. 313.463.5160

Project

The New Phoenix Raceway- Grandstand and Midway Renovations

PHOENIX INTERNATIONAL RACEWAY

7602 South Avondale Blvd
Avondale, Arizona 85353

Consultant

No.	Description	Date

Preliminary
Not for construction

Key Plan

Sheet Title

SITE PLAN

Project Number	CAD File
2016-019	

Sheet number

A-100

Material Keynotes:

INDIAN SPRINGS ROAD
S COTTON LN
S CACTUS LN
S ROAD COURSE RD
W ROAD COURSE RD
SOUTH MOUNTAIN AVE

1 - RETENTION BASIN
2 - EX. RV PARKING
3 - RV PARKING
4 - RV PARKING
5 - VIP PARKING
6 - ADA PARKING
7 - REGULATORY CHANNEL
8 - EXISTING TV BROADCAST COMPOUND
9 - STANDARD PARKING
10 - RV PARKING
11 - STANDARD PARKING
12 - RV PARKING
13 - DISPLAY AREA
14 - MIDWAY ENTRANCE
15 - TUNNEL ENTRANCE
16 - CANYON 2 ENTRANCE
17 - MIDWAY
18 - HOSPITALITY
19 - TICKET BUILDING
20 - GUEST SERVICES
21 - CANYON 1 ENTRANCE
22 - CARE CENTER
23 - FANATICS MERCHANDISE AREA
24 - EXISTING ADA PARKING
25 - RV PARKING
26 - OWNER/DRIVER PARKING
27 - ELEVATED RV PARKING
28 - INFIELD ACCESS
29 - PARKING
30 - MEDIA CENTER
31 - CONCESSION
32 - RESTROOM
33 - GARAGE
34 - VICTORY LANE
35 - PIT ROAD
36 - IMPOUND
37 - TRACTOR TRAILER PARKING
38 - FIRE STATION
39 - FIRE SAFETY BUILDING
40 - FOOD COURT CANOPY
41 - BUILDING K
42 - TRACK
43 - EXISTING BOBBY ALLISON
44 - BOBBY ALLISON EXTENSION

Scale - 1:150

0' 75' 150' 300' 450'

© 2014 ROSSETTI

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